UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

CROWN MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30700

Delaware	84-1524410
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12700 Ventura Boulevard,
Suite 200,
Studio City, California 91604
(Address of principal executive offices, including zip code)

(818) 755-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On December 19, 2007, Wilford V. Bane, Jr. resigned from his position as a member of the Board of Directors of Crown Media Holdings, Inc., effective immediately. Under the Second Amended and Restated Stockholders Agreement, dated August 30, 2001 (previously filed as Exhibit 10.6 to our Quarterly Report on Form 10-Q filed on November 13, 2001 (File Number 000-30700; Film Number 1784987)), VISN Management Corp. ("VISN") has the right to nominate one member of our Board and Mr. Bane has been serving as VISN's nominee. VISN has not yet nominated another director to replace Mr. Bane on our Board.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.

Date: December 21, 2007	By:	/s/ Charles L. Stanford
Charles L. Stanford
EVP, Legal & Business Affairs and General Counsel